SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549


                            FORM 8-K

                         CURRENT REPORT

             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) December 5, 2006


                    Brauvin Real Estate Fund L.P. 4
     (Exact name of registrant as specified in its charter)

      Delaware                    0-13402              36-3304339
(State of or other             (Commission          (IRS Employer
jurisdiction of                File Number)         Identification
incorporation)                                      Number)

30 North LaSalle Street, Suite 3100, Chicago, Illinois  60602
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code (312) 759-7660


(Former name or address, if changed since last report)


Item 4.01.  Changes in Registrant's Certifying Accountant.

       1. On December 5, 2006, Brauvin Real Estate Fund L.P. 4 was notified that a majority of the partners of Altschuler, Melvoin and Glasser LLP (AM&G) had become partners of McGladrey & Pullen, LLP and, as a consequence, that AM&G was compelled to resign and would no longer be the auditor for the Partnership. McGladrey & Pullen, LLP was appointed as the Partnership's new auditor.

       2. The audit reports of AM&G on the consolidated financial statements of Brauvin Real Estate Fund L.P. 4 and subsidiary as of and for the years ended December 31, 2005 and 2004 did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

       3. The decision to engage McGladrey & Pullen, LLP was approved by the corporate general partner of the Partnership.

       4. In connection with the audits of the Partnership's consolidated financial statements for each of the fiscal years ended December 31, 2005 and 2004 and through the date of this Current Report, there were: (1) no disagreements between the Company and AM&G on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of AM&G, would have caused AM&G to make reference to the subject matter of the disagreement in their reports on the Partnership's financial statements for such years, and (2) no reportable events within the meaning set forth in [Item 304(a)(1)(iv)(B) of Regulation S-B or Item 304(a)(1)(v) of Regulation S-K].

       5. The Partnership has provided AM&G a copy of the disclosures in this Form 8-K and has requested that AM&G furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not AM&G agrees with the Partnership's statements in this Item 4.01(a). A copy of the letter dated December 7, 2006 furnished by AM&G in response to that request is filed as Exhibit 16.1 to this Form 8-K.




Exhibit 16.1

December 7, 2006


Securities and Exchange Commission
Washington, DC  20549

Commissioners:

We have read Brauvin Real Estate Fund L.P. 4's statements included under Item 4.01 of its Form 8-K filed on December 7, 2006, and we agree with such statements concerning our firm.


/s/ Altshuler, Melvoin and Glasser LLP




                           SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



          BY:  Brauvin Ventures, Inc.
               Corporate General Partner of
               Brauvin Real Estate Fund L.P. 4




               BY:  /s/ Jerome J. Brault
                    Jerome J. Brault
                    Chairman of the Board of Directors,
                    President and Chief Executive Officer

               DATE:     December 7, 2006



               BY:  /s/ Thomas E. Murphy
                    Thomas E. Murphy
                    Chief Financial Officer and Treasurer

               DATE:     December 7, 2006